CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. REDACTED INFORMATION IS INDICATED BY [***] CONSENT TO LOAN AND SECURITY AGREEMENT This Consent to Loan and Security Agreement (this “Consent”) is entered into this 6th day of October, 2025, by and among (a) SILICON VALLEY BANK, A DIVISION OF FIRST- CITIZENS BANK & TRUST COMPANY (“Bank”) and (b)(i) BIOLIFE SOLUTIONS, INC., a Delaware corporation (“BioLife”), (ii) SAVSU CLEO TECHNOLOGIES, LLC, a Delaware limited liability company (f/k/a SAVSU TECHNOLOGIES, INC., a Delaware corporation) (“SavSu”), (iii) SEXTON BIOTECHNOLOGIES, INC., a Delaware corporation (“Sexton”), and (iv) PANTHERA CRYOSOLUTIONS INC., a corporation amalgamated under the laws of the province of Alberta, Canada (“Panthera”, and together with BioLife, SavSu and Sexton, jointly and severally, individually and collectively, the “Borrower”). RECITALS A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of September 20, 2022, as amended by that certain Waiver and First Amendment to Loan and Security Agreement dated as of February 26, 2024, as amended by that certain Consent and Second Amendment to Loan and Security Agreement dated as of April 16, 2024, as amended by that certain Consent and Third Amendment dated as of November 11, 2024, as further amended by that certain Consent and Fourth Amendment to Loan and Security Agreement dated as of April 4, 2025, and as further amended by that certain Joinder and Fifth Amendment to Loan and Security Agreement dated as of July 29, 2025 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”). B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement. C. Borrower has notified Bank that BioLife (i) expects to enter into a certain Limited Liability Company Membership Interest Purchase Agreement with Peli BioThermal LLC, a Delaware limited liability company (“Buyer”), in substantially the form attached as Schedule 2 hereto (the “SavSu Purchase Agreement”) pursuant to which, BioLife will sell all of its rights, title, and interest in SavSu to Buyer for an upfront net cash purchase price of at least $21,000,000.00 (the “Sale”) and (ii) has entered into that certain Convertible Promissory Note, in substantially the form attached as Schedule 3 hereto (the “Pluristyx Convertible Note”), by and between BioLife and Pluristyx, Inc., a Washington corporation (“Pluristyx”), pursuant to which BioLife purchased a convertible promissory note from Pluristyx in an original principal amount equal to $2,000,000.00 (the “Pluristyx Transaction”, and together with the Sale, collectively, the “Permitted Transactions”). D. Bank has agreed to consent to the Permitted Transactions, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below. AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows: 1. Definitions. Capitalized terms used but not defined in this Consent shall have the meanings given to them in the Loan Agreement. 2. Consent. 2.1 (a) Bank hereby consents to the Sale and agrees that the Sale shall not, in and of itself, constitute an Event of Default under Section 6.1, Section 6.2, and Section 6.3 of the Loan Agreement, provided that such consent is subject to the following conditions being fulfilled, each to the satisfaction of Bank: (i) Biolife shall receive from Buyer an unrestricted and unencumbered upfront net cash payment of at least $21,000,000.00 in unrestricted and unencumbered net cash proceeds in connection with the Sale (the “Sale Proceeds”), which Sale Proceeds shall be deposited in an account of BioLife maintained at Bank or Bank’s Affiliates on the closing date of the Sale; (ii) Borrower shall not assume or incur any Indebtedness (other than Permitted Indebtedness) in connection with the Sale; (iii) Borrower shall not incur any Liens (other than Permitted Liens) in connection with the Sale; and (iv) no Event of Default shall occur or continue, both before and immediately after giving effect to the Sale ((i) through (iv) collectively, the “Sale Conditions”). The consent provided for herein is a one-time consent relating only to the Sale, and shall not be deemed to constitute an agreement by Bank to any future consent or waiver of the terms and conditions of the Loan Agreement. (b) Bank hereby consents to the Pluristyx Transaction and agrees that the Pluristyx Transaction shall not, in and of itself, constitute an Event of Default under Section 6.7 of the Loan Agreement, provided that such consent is subject to the following conditions being fulfilled, each to the satisfaction of Bank: (i) Borrower shall not at any time make, or become obligated to make, payments, dispositions, distributions, or Investments of any kind, or assume any obligations or liabilities of any kind (except as permitted under the Loan Agreement), whether arising now or in the future in connection with the Pluristyx Transaction in excess of $2,000,000.00 in the aggregate; (ii) Borrower shall not assume or incur any Indebtedness (other than Permitted Indebtedness) in connection with the Pluristyx Transaction; (iii) Borrower shall not incur any Liens (other than Permitted Liens) in connection with the Pluristyx Transaction; and (iv) no Event of Default shall occur or continue, both before and immediately after giving effect to the Pluristyx Transaction. The consent provided for herein is a one-time consent relating only to the Pluristyx Transaction and shall not be deemed to constitute an agreement by Bank to any future consent or waiver of the terms and conditions of the Loan Agreement. In the event that Borrower makes any payments, dispositions, distributions or Investments of any kind in connection with the Pluristyx Transaction, or repays any obligations or liabilities of any kind in connection with the Pluristyx Transaction, it shall be an immediate Event of Default for which there shall be no grace or cure period. 2.2 Upon the satisfaction of the Sale Conditions, Bank hereby (a) automatically releases, absolutely, unconditionally, irrevocably and forever, SavSu from all Obligations and liabilities under the Loan Agreement and the other Loan Documents with no further action, (b) releases Bank’s Lien in (i) all outstanding shares of limited liability company membership interests of SavSu (the “SavSu Shares”) and acknowledges that such shares will be transferred by BioLife to Buyer upon the closing of the Sale and (ii) any assets owned by SavSu and acknowledges and agrees that all rights therein shall revert to SavSu, and (c) authorizes SavSu, or any other party on behalf of SavSu, to prepare and file any UCC-3 Termination Statement or other documents necessary to evidence the release of Bank’s security interest in the SavSu Shares or any of SavSu’s property or assets that secured the Obligations including but not limited to, any landlord waivers ((a) through (c) collectively, the “Release”). Notwithstanding the foregoing, those obligations that are expressly specified in the Loan Agreement as surviving the Loan Agreement’s termination shall continue to survive notwithstanding the execution of this Consent; provided, however, with respect to SAVSU only, such obligations are limited to those obligations related to actions and/or events which occurred prior to the Release. Upon the request of SavSu, or any other party on behalf of SavSu, at any time after the effectiveness of the Release described in the preceding paragraph, Bank shall, at SavSu’s sole cost and expense, (x) execute and deliver all documents and instruments reasonably required, and take such other actions as SavSu may reasonably request, to evidence or record the Release; and (y) deliver to such person or entity as SavSu shall direct all possessory collateral, including any certificates evidencing the SavSu Shares and accompanying share transfer forms, held by Bank pursuant to any Loan Document. SavSu agrees to pay Bank for all reasonable and documented out-of-pocket costs and expenses incurred by Bank in connection with the matters referred to in the previous sentence. 2.3 BioLife, Sexton, and Panthera each hereby consents to the Release, and BioLife, Sexton, and Panthera each acknowledges and confirms that it remains fully liable under the Loan Agreement and the Loan Documents. In connection with the Release, BioLife, Sexton, and Panthera each hereby agrees to pay and perform when due all present and future indebtedness, liabilities and Obligations of BioLife, Sexton, and Panthera under, based upon, or arising out of the Loan Agreement, the Loan Documents and any instruments and agreements relating thereto. BioLife, Sexton, and Panthera each agrees to honor, perform and comply with, in all respects, all terms and provisions of all of the Loan Agreement and the Loan Documents, to the same extent as though BioLife, Sexton, or Panthera were the sole borrower. All present and future Obligations of SavSu shall be deemed to refer to all present and future obligations of each of BioLife, Sexton, and Panthera. All references in the Loan Agreement and the Loan Documents, including this Consent, to “Borrower” shall be deemed to refer to, individually and collectively, jointly and severally, BioLife, Sexton, and Panthera, and shall not include SavSu. 3. Exhibit A (Compliance Statement). The Compliance Statement set forth on Exhibit A of the Loan Agreement is amended in its entirety and replaced with the Compliance Statement set forth on Schedule 1 hereto. 4. Limitation of Consent. 4.1 The consents set forth in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or

(b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document. 4.2 This Consent shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect. 5. Representations and Warranties. To induce Bank to enter into this Consent, Borrower hereby represents and warrants to Bank as follows: 5.1 Immediately after giving effect to this Consent (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing; 5.2 Borrower has the power and authority to execute and deliver this Consent and to perform its obligations under the Loan Agreement, as amended by this Consent; 5.3 The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect; 5.4 The execution and delivery by Borrower of this Consent and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Consent, have been duly authorized; 5.5 The execution and delivery by Borrower of this Consent and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Consent, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower; 5.6 The execution and delivery by Borrower of this Consent and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Consent, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and 5.7 This Consent has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

6. Release by Borrower. A. FOR GOOD AND VALUABLE CONSIDERATION, Borrower hereby forever relieves, releases, and discharges Bank and its present or former employees, officers, directors, agents, representatives, attorneys, and each of them, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses, actions and causes of action, of every type, kind, nature, description or character whatsoever, whether known or unknown, suspected or unsuspected, absolute or contingent, arising out of or in any manner whatsoever connected with or related to facts, circumstances, issues, controversies or claims existing or arising from the beginning of time through and including the date of execution of this Consent (collectively “Released Claims”). Without limiting the foregoing, the Released Claims shall include any and all liabilities or claims arising out of or in any manner whatsoever connected with or related to the Loan Documents, the recitals hereto, any instruments, agreements or documents executed in connection with any of the foregoing or the origination, negotiation, administration, servicing and/or enforcement of any of the foregoing. B. In furtherance of this release, Borrower expressly acknowledges and waives any and all rights under Section 1542 of the California Civil Code, which provides as follows: “A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.” (Emphasis added.) C. By entering into this release, Borrower recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of Borrower hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected; accordingly, if Borrower should subsequently discover that any fact that it relied upon in entering into this release was untrue, or that any understanding of the facts was incorrect, Borrower shall not be entitled to set aside this release by reason thereof, regardless of any claim of mistake of fact or law or any other circumstances whatsoever. Borrower acknowledges that it is not relying upon and has not relied upon any representation or statement made by Bank with respect to the facts underlying this release or with regard to any of such party’s rights or asserted rights. D. This release may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release. Borrower acknowledges that the release contained herein constitutes a material inducement to Bank to enter into this Consent, and that Bank would not have done so but for Bank’s expectation that such release is valid and enforceable in all events.

E. Borrower hereby represents and warrants to Bank, and Bank is relying thereon, as follows: 1 Except as expressly stated in this Consent, neither Bank nor any agent, employee or representative of Bank has made any statement or representation to Borrower regarding any fact relied upon by Borrower in entering into this Consent. 2 Borrower has made such investigation of the facts pertaining to this Consent and all of the matters appertaining thereto, as it deems necessary. 3 The terms of this Consent are contractual and not a mere recital. 4 This Consent has been carefully read by Borrower, the contents hereof are known and understood by Borrower, and this Consent is signed freely, and without duress, by Borrower. 5 Borrower represents and warrants that it is the sole and lawful owner of all right, title and interest in and to every claim and every other matter which it releases herein, and that it has not heretofore assigned or transferred, or purported to assign or transfer, to any person, firm or entity any claims or other matters herein released. Borrower shall indemnify Bank, defend and hold it harmless from and against all claims based upon or arising in connection with prior assignments or purported assignments or transfers of any claims or matters released herein. 7. Integration. This Consent and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Consent and the Loan Documents merge into this Consent and the Loan Documents. 8. Counterparts. This Consent may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Each party hereto may execute this Consent by electronic means and recognizes and accepts the use of electronic signatures and records by any other party hereto in connection with the execution and storage hereof. 9. Governing Law. This Consent shall be governed and construed in accordance with the laws of the State of California, without giving effect to conflicts of laws principles. 10. Fees and Expenses. Borrower shall reimburse Bank for all unreimbursed Bank Expenses, including without limitation, all legal fees and expenses incurred in connection with this Consent. 11. Effectiveness. This Consent shall be deemed effective upon the due execution and delivery to Bank of this Consent by each party hereto. [Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed as of the date first written above. BANK BORROWER FIRST-CITIZENS BANK & TRUST COMPANY By: / s / Tom Seminara Name: Tom Seminara Title: Vice President BIOLIFE SOLUTIONS, INC. By: /s/ Troy Wichterman Name: Troy Wichterman Title: Chief Financial Officer SAVSU CLEO TECHNOLOGIES, LLC, a Delaware limited liability company (f/k/a SAVSU TECHNOLOGIES, INC., a Delaware corporation) By: /s/ Troy Wichterman Name: Troy Wichterman Title: Secretary, Vice President, Treasurer SEXTON BIOTECHNOLOGIES, INC. By: /s/ Troy Wichterman Name: Troy Wichterman Title: Secretary, Vice President, Treasurer PANTHERA CRYOSOLUTIONS INC. By: /s/ Troy Wichterman Name: Troy Wichterman Title: Secretary, Vice President, Treasurer

Schedule 1 EXHIBIT A COMPLIANCE STATEMENT [***]

Schedule 1 to Compliance Statement Financial Covenants of Borrower [***]

Schedule 2 SavSu Purchase Agreement [Omitted]